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                                                                  EXHIBIT 10.38


                                                                       EXHIBIT E

                                                          DRAFT OF APRIL 4, 1995



                         REGISTRATION RIGHTS AGREEMENT


                 THIS REGISTRATION RIGHTS AGREEMENT (this "Agreement") is entered into as of July __, 1995 by and among Nextel Communications, Inc., a Delaware corporation (the "Issuer"), and Digital Radio, L.L.C., a Washington limited liability company (the "Investor"). Capitalized terms that are used but not otherwise defined herein are defined in Section 1.1 hereof.

                                    RECITALS

                 A. The Issuer, the Investor and Craig O. McCaw ("Individual") are parties to a Securities Purchase Agreement dated as of April 4, 1995 (the "Securities Purchase Agreement"), and pursuant to such Securities Purchase Agreement the Issuer has issued or will issue (i) shares of Class A Common Stock, par value $.001 per share, of the Issuer ("Issuer Common Shares"), to Investor and (ii) is issuing to Investor units composed of (a) shares of convertible preferred stock of the Issuer ("Issuer Preferred Shares") and (b) options to purchase Issuer Common Shares (the "Unit Options").

                 B. Eagle River, Inc. ("Eagle River"), an Affiliate of Investor, and Issuer are parties to a Management Support Agreement dated as of April 4, 1995 (the "Management Agreement"), and pursuant to such Management Agreement the Issuer has granted to Eagle River options to purchase Issuer Common Shares as compensation and incentive for services provided by Eagle River thereunder (the "Incentive Options", and, collectively with the Unit Options, the "Options")
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                 C.  Supplier and the Investor are parties to a Stock Purchase
Agreement dated as of April 4, 1995 (the "Supplier Stock Purchase Agreement"), and pursuant to such Supplier Stock Purchase Agreement Supplier will sell to Investor certain Issuer Common Shares (the "Secondary Common Shares") and will issue to Investor an option (the "Supplier Option") to purchase Issuer Common Shares held by Supplier (the "Secondary Option Shares").

                 D. The Issuer has agreed to provide to the Investor certain registration rights with respect to (i) Issuer Common Shares that the Investor and/or any of the Qualified Controlled Affiliates may purchase from the Issuer or receive upon conversion of any of its Issuer Preferred Shares or upon exercise of any of the Options and (ii) Secondary Common Shares that the Investor and/or any of the Qualified Controlled Affiliates may purchase from Supplier and Secondary Option Shares received upon exercise of the Supplier Option (all Common Shares described above in this paragraph are herein referred to as "Registrable Securities").

                 E. The Issuer and the Investor are entering into this Agreement to set forth the terms and conditions applicable to the grant and exercise of such registration rights.

                 NOW, THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged by the parties hereto, the parties hereby agree as follows:





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                                   ARTICLE 1

                                  DEFINITIONS


                         1.1 As used in this Agreement, the following terms have
the following meanings:

                          (i) "Affiliate" means, as to any Person, another Person that directly or indirectly through one or more intermediaries, Controls, is Controlled by or is under common Control with, such Person. For the purposes of this definition, "Control" when used with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise; the terms "Controlling" and "Controlled" have meanings correlative to the foregoing; provided, that the term "Controlled Affiliate" as used herein includes Individual and any Affiliate of Individual that is, at the relevant time, Controlled by Individual; and further provided, that the Issuer and Investor shall not be deemed to be direct or indirect Affiliates of each other;

                          (ii) "Convertible Securities" means (i) any rights, options or warrants to acquire Issuer Common Shares and (ii) any notes, debentures, shares of preferred stock or other securities or rights which are convertible or exercisable into, or exchangeable for, Issuer Common Shares;

                          (ii) "Cutback Registration" means any registration in which the managing underwriter advises the Issuer that marketing factors require a limitation of the number of Issuer Common Shares to be underwritten in such registration;

                          (iii) "Electing Holder" means any holder of Issuer Common Shares other than holders of Registrable Securities (in their respective capacities as such), who has the right to request inclusion of Issuer Common Shares held by such holder in a registration;





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                          (iv)    "holder of Registrable Securities" means any
                                  of the Investor and any Qualified Controlled
                                  Affiliate of the Investor which at the
                                  relevant time is the holder of record of Registrable Securities;

                          (v) "Person" means a corporation, association, joint venture, partnership, limited liability company, trust, business, individual, government or political subdivision thereof, or any governmental agency;

                          (vi)    "Piggyback Registration" means any
                                  registration which is not a Requested
                                  Registration (other than a registration on Form S-4 or Form S-8);

                          (vii) "Qualified Controlled Affiliate" means any Controlled Affiliate, that has agreed, by a written agreement in form and substance reasonably satisfactory to the Issuer, to be bound by all the Transaction Agreements (as defined in the Securities Purchase Agreement) with respect to its ownership of securities of the Issuer as fully as if it were the Investor;

                          (viii) "Register", "registered" and "registration" refer to a registration of Issuer Common Shares effected by preparing and filing a registration statement in compliance with the Securities Act of 1933, as amended ("the Securities Act") and the declaration or ordering of the effectiveness of such registration statement;

                          (ix) "Registrable Securities" has the meaning specified in Recital Paragraph D. of this Agreement, but shall not include any other Issuer Common Shares or other securities of the Issuer which may now or hereafter be held





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                                  or acquired by any holder of Registrable
                                  Securities (provided that, as to any
                                  particular securities, such securities will cease to be Registrable Securities upon the first to occur of the following: (i) they have been sold to the public pursuant to a registration or pursuant to Rule 144 promulgated by the Securities and Exchange Commission (or any similar rule then in force); (ii) with respect to Issuer Common Shares issued upon exercise of the Incentive Stock Options, to the extent they have been previously registered if they may be resold by the holder thereof without registration or limitation; and (iii) they have been exchanged, substituted or replaced by securities which have been registered under the Securities Act.) For all purposes of this Agreement, a holder of Registrable Securities shall be deemed to hold any Registrable Securities issuable to such holder upon conversion or exercise of, or in exchange for, Convertible Securities of the types described in Recital Paragraph D. of this Agreement, disregarding any legal, regulatory or contractual restrictions on such conversion, exercise or exchange.





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                          (x)     "Requested Registration" means a registration
                                  requested by holders of Registrable
                                  Securities pursuant to Section 2.2.

                                   ARTICLE 2

                            REGISTRATION PROVISIONS


                 2.1 Piggyback Registration. If at any time, and from time to time, the Issuer proposes to effect a Piggyback Registration for its account or for the account of a security holder or holders, the Issuer shall:

                 (a) promptly give to each holder of Registrable Securities written notice thereof (which written notice shall include a list of the jurisdictions in which the Issuer intends to attempt to qualify such securities under or otherwise comply with the applicable blue sky or other state securities laws); and

                 (b) include in such registration (and any related qualification under or other compliance with blue sky or other state securities laws), and in any underwriting involved therein, all the Registrable Securities specified in a written request, made within 15 days after receipt of such written notice from the Issuer, by any holder of Registrable Securities; provided that if such registration is a Cutback Registration, then (i) if such registration is a primary registration on behalf of the Issuer, the Issuer shall register in such registration (A) first, the Issuer Common Shares the Issuer proposes to sell in such registration, and (B) second, the Registrable Securities held by





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each holder of Registrable Securities and the Issuer Common Shares held by the
Electing Holders,

         (1) if such Registrable Securities and/or Issuer Common Shares are sought to be included in such registration pursuant to contractual registration rights in existence on the date hereof, in accordance with the respective contractual rights of the holders of such Registrable Securities and/or Issuer Common Shares, and

         (2) in all other cases, on a pro rata basis, based upon the number of Issuer Common Shares the holder of Registrable Securities and any Electing Holders originally sought to include in such registration, and

(ii) if such registration is a Piggyback Registration which is solely a secondary registration on behalf of holders of Issuer Common Shares, the Issuer shall register in such registration (A) first, the Issuer Common Shares proposed to be sold by the holders of Issuer Common Shares requesting such registration (the "Demanding Holders"), and (B) second, the Registrable Securities held by each holder of Registrable Securities and the Issuer Common Shares held by the Electing Holders, other than the Demanding Holders,

         (1) if such Registrable Securities and/or Issuer Common Shares are sought to be included in such registration pursuant to contractual registration rights in existence on the date hereof, in accordance with the respective contractual rights of the holders of such Registrable Securities and/or Issuer Common Shares, and





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         (2) in all other cases, on a pro rata basis, based upon the number of
         Issuer Common Shares each holder of Registrable Securities and such Electing Holders originally sought to include in such registration.

                 2.2      Requested Registration.

                 (a) Request for Registration. If the Issuer shall receive a written request from any holder of Registrable Securities that the Issuer effect any registration (including any related qualification under or compliance with blue sky or other state securities laws) with respect to all or a part of the Registrable Securities owned by such holder, the Issuer shall promptly give notice of such request to each other holder of Registrable Securities. The Issuer shall thereupon promptly use its best efforts diligently to effect such Requested Registration and related qualifications and compliances (including, without limitation, the execution of an undertaking to file post-effective amendments and appropriate qualifications under or other compliance with the applicable blue sky or other state securities laws) as may be requested by the holder of Registrable Securities who made the original request and by the holders of Registrable Securities who make written request to the Issuer within 20 days after the giving of the aforesaid notice by the Issuer ("Requesting Holders") and as would permit or facilitate the sale and distribution of all or such portion of the Registrable Securities as are specified in any such request; provided that the Issuer shall not be obligated to take any





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action to effect a Requested Registration or any related qualification or compliance pursuant to this Section 2.2:

                          (i) if, within 60 days after receipt of the initial request pursuant to this Section 2.2, the Issuer shall elect to include in such registration Issuer Common Shares for its own account, whereupon the Issuer shall notify each Requesting Holder that it has elected to effect a Piggyback Registration and shall thereafter diligently proceed to do so, including therein the Registrable Securities as to which notice was given by the Requesting Holders pursuant to this Section
                                  2.2 but subject to the limitations set forth in Section 2.1;

                          (ii) if the Requesting Holders do not request to include in such registration, in the aggregate, at least 25% of the Registrable Securities; or

                          (iii) if the Issuer has effected two Requested Registrations on behalf of any holder of Registrable Securities, which Requested Registrations have been declared or ordered effective (including qualification under or other compliance with the state blue sky or securities laws requested) and which effectiveness has not been suspended or





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                                  stopped by any governmental or judicial
                                  authority.

                 If the Requested Registration is a Cutback Registration, the Issuer shall register in such registration (1) first, the Registrable Securities which any Requesting Holder seeks to include in such registration, on a pro rata basis based upon the number of such Issuer Common Shares each Requesting Holder seeks to include in such registration and (2) second, the Issuer Common Shares held by each Electing Holder, (i) if such Issuer Common Shares are sought to be included in such registration pursuant to contractual obligations of the Issuer in existence on the date hereof, in accordance with the respective contractual rights of the holder of such Issuer Common Shares, and (ii) in all other cases, on a pro rata basis based upon the number of shares each Electing Holder seeks to include in such registration.

                 (b) Underwriting. If Requesting Holders intend to distribute the Registrable Securities covered by such request by means of an underwriting, such Requesting Holders shall so advise the Issuer as a part of the request made pursuant to this Section 2.2 and, in such event, the Requesting Holders shall select an underwriter of their choice, which choice shall be subject to the approval of the Board of Directors of the Issuer, and which approval shall not be unreasonably withheld. The Issuer and such Requesting Holders shall negotiate in good faith and enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting.





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If a Requesting Holder disapproves of the terms of the underwriting, such
Requesting Holder may elect to withdraw therefrom by written notice to the Issuer and the managing underwriter, and each of the remaining Requesting Holders shall be entitled to increase the number of shares being registered, to the extent permitted by the managing underwriter, in the proportion which the number of shares of Registrable Securities being registered by such Requesting Holder bears to the total number of shares being registered by all such remaining Requesting Holders.

                 2.3 Expenses of Registration. Except as otherwise provided herein, all expenses incurred by the Issuer in connection with any registration, qualification, or compliance pursuant to this Agreement, including, without limitation, all registration, filing and qualification fees, printing expenses, fees and disbursements of counsel for the Issuer and the holders of Registrable Securities, and the expenses of any audits required by such registration, shall be borne by the Issuer. However, (a) the Issuer shall not be required to pay underwriters' fees, discounts or commissions relating to Registrable Securities and (b) the Issuer shall not be obligated to pay the fees and disbursements of more than one legal counsel to the Requesting Holders.

                 2.4 Registration Procedures. (a) In the case of each registration, qualification or compliance effected by the Issuer pursuant to this Article II, the Issuer shall keep each holder of Registrable Securities included in such registration





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advised in writing as to the initiation, progress, and effective date of each registration, qualification and compliance, and, at its expense to the extent provided in Section 2.3, the Issuer will:

                          (i) subject to Section 2.4(b) below, keep each registration, qualification or compliance effective for a period of 90 days (plus any number of days that the holders of Registrable Securities are unable to use a prospectus pursuant to Section 2.4(b) below) or until each such holder shall have completed the distribution described in the registration statement relating thereto, whichever first occurs (the "Registration Period"); and

                          (ii)    furnish such number of prospectuses
                                  (including preliminary prospectuses) and other documents filed with the Securities and Exchange Commission as part of the registration statement as such holders from time to time may request.

                 (b) If, within the Registration Period, there occurs any development or any event which makes any statement in the registration statement or any post-effective amendment thereto, or any document incorporated therein by reference, untrue in any material respect or which requires the making of any changes in the registration statement or post-effective amendment thereto or





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prospectus or amendment or supplement thereto, so that they will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein (in the case of any prospectus, in the light of the circumstances under which they were made) not misleading, the Issuer shall immediately notify each holder of Registrable Securities included in such registration of the occurrence thereof and, as soon as reasonably practicable, prepare and furnish to each such holder, a reasonable number of copies of a prospectus supplemented or amended so that, as thereafter delivered to purchasers of Registrable Securities, such prospectus shall not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. Each holder of Registrable Securities agrees that, upon receipt of any notice from the Issuer pursuant to this Section 2.4(b), such holder shall forthwith discontinue disposition of Registrable Securities until it shall have received copies of such amended or supplemented prospectus, and, if so directed by the Issuer, shall deliver to the Issuer all copies, other than permanent file copies, then in its possession of the prospectus covering Registrable Securities at the time of receipt of such notice.

                 (c) Each holder of Registrable Securities participating in any Cutback Registration shall, as among all such holders of Registrable Securities, be entitled to exercise





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its rights hereunder pro rata according to the number of shares of Registrable
Securities held by such holder.

                 (d) If requested by the underwriters for any underwritten offering of Registrable Securities pursuant to a registration requested under this Agreement, the Issuer will enter into an underwriting agreement with such underwriters for such offering, such agreement to contain such representations and warranties by the Issuer and such other terms and provisions as are customarily contained in underwriting agreements with respect to secondary distributions, including, without limitation, indemnities and contribution to the effect and to the extent provided in Section 2.5 hereof and an opinion of counsel for the Issuer dated the date of the closing under the underwriting agreement, and providing that the Issuer shall use its best efforts to furnish a "cold comfort" letter signed by the independent public accountants who have audited the Issuer's financial statements included in such registration statement, in each such case covering substantially the same matters with respect to such registration statement (and the prospectus included therein) as are customarily covered in opinions of Issuer's counsel and in accountants' letters delivered to underwriters in underwritten public offerings of securities and such other matters as the underwriters reasonably request and, in the case of such accountants' letter, with respect to events subsequent to the date of such financial statements. The holders of Registrable Securities on whose behalf the Registrable





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Securities are to be distributed by such underwriters shall be parties to any such underwriting agreement.

                 (e) In connection with the preparation and filing of each registration statement registering Registrable Securities under the Securities Act, the Issuer will give the underwriters, if any, and their counsel and accountants, such reasonable and customary access to its books and records and such opportunities to discuss the business of the Issuer with its officers and the independent public accountants who have certified the Issuer's financial statements as shall be necessary, in the opinion of such underwriters or their respective counsel, to conduct a reasonable investigation within the meaning of the Securities Act.

                 2.5 Indemnification. (a) With respect to any registration, qualification or compliance which has been effected pursuant to this Article II, the Issuer shall indemnify each holder of Registrable Securities whose securities are included therein, each such holder's directors and officers, each underwriter (as defined in the Securities Act) of the securities sold by such a holder, each other Person who participates in the offering of such holder's securities, and each Person who controls (within the meaning of the Securities Act) any such holder, underwriter, or participating Person from and against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on:

                          (i) any untrue statement (or alleged untrue statement) of a material fact contained in





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                                  any prospectus, offering circular or other
                                  document (including any related registration statement, notification or the like) incident to any such registration, qualification or compliance effected pursuant to this Article II,

                          (ii) any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or

                          (iii) any violation by the Issuer of the Securities Act or any rule or regulation promulgated thereunder applicable to the Issuer, or any blue sky or state securities laws or any rule or regulation promulgated thereunder applicable to the Issuer, in each case relating to action or inaction required of the Issuer in connection with any such registration, qualification or compliance, and will reimburse each such Person entitled to indemnity hereunder for any legal and other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action; provided that, the foregoing indemnity and reimbursement obligation shall not be applicable to the extent that any such claim, loss, damage or liability arises out of or is based on any untrue statement (or alleged untrue statement) or omission (or alleged omission) made in reliance upon and in conformity with written information





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furnished to the Issuer by or on behalf of such a holder or by or on behalf of such an underwriter specifically for use in such prospectus, offering circular or other document; and further provided that, with respect to any untrue statement or omission or alleged untrue statement or omission made in any preliminary prospectus, the indemnity agreement contained in this Section 2.5(a) shall not inure to the benefit of any underwriter to the extent that any such losses, claims, damages or liabilities of such underwriter result from the fact that there was not sent or given to any person who purchased Registrable Securities in connection with such registration, at or prior to the written confirmation of the sale of Registrable Securities to such person, a copy of the prospectus relating to such registration, as then amended or supplemented (exclusive of material incorporated by reference), if the Issuer had previously furnished copies thereof to such underwriter.

                 (b) Each holder of Registrable Securities which are included in such registration, qualification or compliance shall indemnify the Issuer, its directors and officers, each underwriter (as defined in the Securities Act) of the securities of a holder, each other person who participates in the offering of such holder's securities and each Person who controls (within the meaning of the Securities Act) the Issuer or any such underwriter or participating Person from and against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on:





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                          (i)     any untrue statement (or alleged untrue
                                  statement) of a material fact contained in any prospectus, offering circular or other document (including any related registration statement, notification or the like) incident to any such registration, qualification or compliance effected pursuant to this Article II,

                          (ii) any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or

                          (iii)   any violation by such holder of the
                                  Securities Act or any rule or regulation promulgated thereunder applicable to such holder, or of any blue sky or other state securities law or any rule or regulation promulgated thereunder applicable to such holder, in each case, relating to action or inaction required of such holder in connection with any registration, qualification or compliance, and will reimburse each such Person entitled to indemnity hereunder for any legal and other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, expense, liability or action, but in each case only to the extent that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such prospectus, offering circular or other document in reliance





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upon and in conformity with written information furnished to the Issuer by or on behalf of such holder specifically for use therein; and further provided that, with respect to any untrue statement or omission or alleged untrue statement or omission made in any preliminary prospectus, the indemnity agreement contained in this Section 2.5(b) shall not inure to the benefit of any underwriter to the extent that any such losses, claims, damages or liabilities of such underwriter result from the fact that there was not sent or given to any person who purchased Registrable Securities in connection with such registration, at or prior to the written confirmation of the sale of Registrable Securities to such person, a copy of the prospectus relating to such registration, as then amended or supplemented (exclusive of material incorporated by reference), if the Issuer had previously furnished copies thereof to such underwriter.

                 (c)      Each party entitled to indemnification under this
Section 2.5 (an "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after the Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom; provided that

                          (i) counsel for the Indemnifying Party who shall conduct the defense of any such claim or any litigation shall be approved by the Indemnified Party,





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                          (ii)    the Indemnified Party may participate in such
                                  defense at the Indemnified Party's expense
                                  (provided that the Indemnified Party or
                                  Indemnified Parties shall have the right to employ one counsel to represent it or them if, in the reasonable judgment of the Indemnified Party or Indemnified Parties, it is advisable for it or them to be represented by separate counsel by reason of having legal defenses which are different from or in addition to those available to the Indemnifying Party, and in that event the fees and expenses of such one counsel shall be paid by the Indemnifying Party), and

                          (iii) failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section 2.5.

No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement (which judgment or settlement would be adverse to and binding upon such Indemnified Party) of any claim for which such Indemnified Party may seek indemnification hereunder; provided that, as to each Indemnified Party withholding such consent, the maximum amount of the losses, damages or liabilities in respect of which such Indemnified Party may seek indemnification





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hereunder with respect to such claim shall be limited to the amount which the
Indemnifying Party would have paid to or on behalf of such Indemnified Party had such Indemnified Party consented to such judgment or settlement.

                 (d)      If the indemnification provided for in this Section
2.5 shall for any reason be unavailable to an Indemnified Party in respect to any loss, claim, damage or liability, or any action in respect thereof, referred to therein, then each Indemnifying Party shall in lieu of indemnifying such Indemnified Party, contribute to the amount paid or payable by such Indemnified Party as a result of such loss, claim, damage or liability, or action in respect thereof, in such proportion as shall be appropriate to reflect the relative fault of the Indemnifying Party on the one hand and the Indemnified Party on the other with respect to the statements or omissions which resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations. The relative fault shall be determined by reference to whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Indemnifying Party on the one hand or the Indemnified Party on the other, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission, but not by reference to any Indemnified Party's stock ownership in the Issuer. In no event, however, shall a holder of Registrable Securities be required to contribute in excess of the





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amount of the net proceeds received by such holder in connection with the sale of Registrable Securities in the offering which is the subject of such loss, claim, damage or liability. The amount paid or payable by an Indemnified Party as a result of the loss, claim, damage or liability, or action in respect thereof, referred to above in this paragraph shall be deemed to include, for purposes of this paragraph, any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any such action or claim. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act)) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

                 2.6 Information by Holders. If Registrable Securities owned by a holder are included in any registration, such holder shall furnish to the Issuer such information regarding itself and the distribution proposed by such holder as the Issuer may reasonably request and as shall be required in connection with any registration, qualification or compliance referred to in this Article II.

                 2.7 Rule 144 Reporting. With a view to making available to each holder of Registrable Securities the benefits of certain rules and regulations of the Securities and Exchange Commission which may permit the sale of the Registrable Securities to the public without registration, the Issuer agrees that so long as a holder owns any Registrable Securities, the Issuer shall, (a) make and keep available public information, as those terms are contemplated by Rule 144 under the Securities Act; (b) timely file with the Commission all reports and other documents required to be filed under the Securities Act and the Exchange Act; and (c) furnish to each holder forthwith upon request a written statement by the Issuer as to its compliance with the reporting requirements of the Securities Act and the Exchange Act, a copy of the most recent annual or quarterly report of the Issuer, and such other information as such holder may reasonably request in order to avail itself of any rule or regulation of the Commission allowing such holder to sell any Registrable Securities without registration.

                 2.8 Future Registration Rights. (a) The Issuer shall not hereafter agree with the holders of any securities issued or to be issued by the Issuer to register such securities under the Securities Act unless such agreement specifically provides that (a) such holder of securities may not participate in any Piggyback Registration except as provided in Section 2.1,
(b) the holder of such securities may not participate in any Requested Registration except as provided in Section 2.2, (c) unless in the opinion of the managing underwriter or underwriters, if any, of any Piggyback Registration or Requested Registration the public offering or sale of such other securities would not interfere with the successful public offering and sale of Registrable Securities requested to be included in such Piggyback Registration or Requested Registration, such other securities will not be included in a registration statement in which such shares of Registrable Securities are so included, and
(d) such
securities may not be publicly offered or sold for a period of at least ninety
(90) days after the date upon which such registration statement becomes effective. No provision of this Section 2.8 shall be deemed violated by the future grants of registration rights provided such rights are subject to the foregoing restrictions and are exercisable on a pro rata basis with all other holders of such rights and the Issuer will not be required to obtain the consent of any party hereto with respect to such future grants.

                 (b) From and after the date hereof, the Issuer shall not enter into any agreement with any holder or prospective holder of any securities of the Issuer providing for the granting to such holder of registration rights (including demand registration rights which, by their terms, do not permit the inclusion of shares of parties other than the holders of such demand registration rights) that entitle such holder to priority over the Investor with respect to registration of the securities of the Issuer.

                                   ARTICLE 3

                                 MISCELLANEOUS


                 3.1 Notices. Except as otherwise specifically provided in this Agreement, all communications hereunder shall be sent in the manner and to the addresses set forth in Section 11.1 of the Securities Purchase Agreement.

                 3.2 Non-Waiver of Remedies and Actions By Holders. No course of dealing between the Issuer and the holder of any

Registrable Securities or any delay on the part of such holder in exercising any rights available to such holder shall operate as a waiver of any right of such holder, except to the extent expressly waived in writing by such holder.

                 3.3 Headings. The headings in this Agreement are for purposes of reference only and shall not be considered in construing this Agreement.

                 3.4 Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall constitute an original and all together shall constitute one Agreement.

                 3.5      Successors and Assigns.   This Agreement shall bind
and inure to the benefit of the respective successors and Qualified Controlled Affiliates of the Investor as permitted in Section 1.1(iv) and the Issuer's successors and permitted assigns.

                 3.6 Consent of Holders; Waiver. Whenever, by the terms hereof, the consent of the holders of Registrable Securities is required, anything is required to be done to the satisfaction of the holders of Registrable Securities, or the holders of Registrable Securities are to appoint a representative, such consent, satisfaction, or appointment shall, unless otherwise indicated, require the approval of the Investor. Any of the provisions hereof may be waived or modified by consent of the Investor. All the rights and remedies hereunder of the holders of Registrable Securities shall be cumulative. All rights and remedies hereunder for the benefit of the holders of

Registrable Securities are intended to be for the benefit of each holder of Registrable Securities and, unless otherwise specified to the contrary, may be exercised by the holders of Registrable Securities together or by each holder of Registrable Securities separately.

                 3.7 Enforceability. If any term or provision of this Agreement, or the application thereof to any Person or circumstance, shall, to any extent, be invalid or unenforceable, the remaining terms and provisions of this Agreement or application to other Persons and circumstances shall not be invalidated thereby, and each term and provision hereof shall be construed with all other remaining terms and provisions hereof to effect the intent of the parties hereto to the fullest extent permitted by law.

                 3.8 Law Governing. This Agreement shall be construed and enforced in accordance with and shall be governed by the laws of the State of Delaware applicable to contracts executed in and to be fully performed in that state.

                 3.9 Effectiveness. The effectiveness of this Agreement is conditioned upon, and the obligations and rights of the parties hereunder will come into force and effect at, the Closing as contemplated in the Securities Purchase Agreement.

                 IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the day and year first above written.

                                        NEXTEL COMMUNICATIONS, INC.

                                        --------------------------------------
                                        Name:  Thomas J. Sidman
                                        Title:  Vice President


                                        DIGITAL RADIO, L.L.C.

                                        --------------------------------------
                                        Name:
                                        Title: